EXHIBIT 10.11
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                             BUSINESS PROPERTY LEASE
                             -----------------------

1.  PARTIES.
    -------

         The Lease dated for reference purposes only, as of the 2nd day of October, 1995, is made between LBJ PROPERTIES, a Florida General Partnership, Landlord and hereinafter referred to as "LANDLORD"; and LEE'S ACQUISITION CORP., INC., Tenant and hereinafter referred to as "TENANT."

2.  PREMISES.
    --------

         Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, that certain business property space described as follows: 5898 Sunset Drive, Miami Dade County, Florida, as outlined on the floor plan attached hereto and made a part hereof, which the parties agree contains approximately 2,500 square feet of rentable space, hereinafter referred to as the "PREMISES" or "DEMISED PREMISES," for the term hereinafter stated, for the rents hereinafter reserved, all upon and subject to the terms, conditions and covenants hereinafter reserved, all upon and subject to the terms, conditions and covenants hereinafter proved. Any reference to this Business Property Lease hereinafter shall be referred to as the "LEASE."

3.  TERM.
    ----

    (a) INITIAL TERM. The initial term of this Lease shall be for a period of five (5) years, and shall commence on October 2, 1995 and terminate at 5:00 P.M. on October 2, 2000.

    (b) RENEWAL TERM. Providing this Lease is in full force and effect, Tenant shall have the option to extend the term of this Lease for the Demised Premises at the end of the initial five (5) year term for one period of five (5) years beyond the initial term. The notification by Tenant to exercise this option to renew this Lease for a subsequent five (5) year term shall be made to Landlord, in writing, not less than One Hundred Eighty (180) days prior to the expiration of the initial term. The extended five (5) year term shall be upon the same terms, provisions, covenants, and conditions as are contained in this Lease, except otherwise set forth in this Lease as to payment of periodic rent and such other provisions in this Lease which by its terms are only applicable to the initial term. Tenant may not effectively exercise a renewal option at any time that there exists an event of default or fact or circumstance which, with the passage of time or the giving of notice or both could become an event of default.

4.  RENT.
    ----

         The rent reserved under this Lease for the initial term hereof shall be and consist of:

         (a) fixed monthly rent for the first five (5) years in the amount of $18.00 per square foot, based on a square footage of 2,500 square feet for the Demised Premises which shall not include Tenant's share of the proportionate


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expenses  identified in paragraph  sixteen  (16),  and which shall be payable in accordance with the terms thereof. Tenant's payment for the five (5) year/60 month initial term shall be Two Hundred Twenty Five Thousand $225,000.00) dollars payable monthly at the rate of Three Thousand Seven Hundred Fifty ($3,750.00) Dollars per month plus applicable taxes as hereinafter defined in this paragraph at subsection (d). Tenant shall pay the first month's rent upon execution of this Lease;

         (b) fixed monthly rent shall be increased annually, on the 2nd day of October of each consecutive year, by an amount equal to the consumer price index or four (4%) percent whichever is less and which shall be hereinafter referred to adjusted rent, and shall be payable, in advance, on the first day of each and every next consecutive calendar month thereafter during the term of this Lease. For the purpose hereof, the consumer price index shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers (Revised Series) (CPI-W) Miami, Florida Region, All Items (November, 1977 = 100) issued by the Bureau of Labor Statistics of the United States Department of Labor in the Current Labor Statistics Section of the monthly Labor Review (final publication only);

         (c) fixed monthly rent for the five (5) year option extension shall be based annually upon the adjusted rental of the previous year, which adjusted rental shall be increased by an amount equal to the consumer price index or four (4%) percent whichever is less, and shall be payable, in advance, on the first day of each and every next consecutive calendar month thereafter during the extended term of this Lease;

         (d) all taxes in the nature of sales, use or similar taxes, now or hereafter assessed or levied by any taxing authority upon the payment of fixed rent or additional rent, as hereinafter defined, and which the Landlord is required or permitted to collect from Tenant, payable simultaneously with the payment of fixed rent or additional rent;

         (e) additional rent consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent), all to be paid to Landlord in lawful money of the United States of America.

         (f) Tenant shall have a ten (10) day grace period on all rent payable hereunder.

5.    SECURITY DEPOSIT.
      ----------------

         Tenant, simultaneously with the execution of this Lease, has deposited with Landlord the sum of Three Thousand Seven Hundred Fifty ($3,750.00) Dollars, the receipt of which is hereby acknowledged (checks subject to collection), which sum shall be retained by Landlord as security for the payment of rents by Tenant and for Tenant's faithful performance of its obligations under this Lease. Landlord, at Landlord's option, may, after Tenant has been provided ten
(10) days to cure any default, apply said sum or any part thereof toward the payment of the rents and any other sum payable by Tenant under this Lease, and/or toward the performance of each and every of Tenant's covenants under this Lease shall thereby be discharged only pro tanto and Tenant shall remain liable for any amounts that such sum shall be insufficient to pay. Landlord may exhaust any or all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall required or be deemed to required Landlord to do

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so. In the event this deposit  shall not be utilized  for any of such  purposes, then such deposit shall be returned by Landlord to Tenant within fifteen (15) days after the expiration of the term of this Lease, less an amount, if any, determined by Landlord to be reasonably necessary for the fulfillment of Tenant's obligations that survive the term of this Lease, which amount shall be immediately returned to Tenant upon fulfillment of such obligations. Promptly, after five (5) days' notice of demand by Landlord, Tenant shall deposit with Landlord such additional sum as may be necessary to replace any amounts expended therefrom by Landlord pursuant to the provisions hereof, so that there shall always be a security deposit with other funds and Landlord shall not be required to pay Tenant any interest on said security deposit.

6.       USE.
         ---

         The Tenant will use and occupy the premises for a retail and wholesale pharmacy and sundry business and for no other purpose. Any other use and occupancy must be approved by Landlord, in advance and in writing. Such approval will not by unreasonably withheld by Landlord.

7.       NO ASSIGNMENT.
         -------------

         Tenant shall not either voluntarily or by operation of law assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease during the term thereof, or sublet the demised premises or any part thereof or permit the premises to be occupied by any other person without the written consent of Landlord first obtained in each case, and which consent shall not be unreasonably withheld to an assignee maintaining the same use of the business premises. Any attempted assignment, transfer, subletting, mortgage, pledge or other disposition of this Lease or any other interest therein without such prior written consent shall be voidable at the option of Landlord and shall constitute a default under this Lease. If this Lease be assigned, or if the demised premises or any part thereof be sublet or occupied by anybody other than the Tenant, the Landlord may, at Landlord's option, after default by the Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant or a release of the Tenant from the further observance and performance by the Tenant of the covenants herein contained.

8.       MAINTENANCE.
         -----------

         (a) Landlord. Landlord will keep the roof, structural bearing walls, the HVAC system, including all duct work, and the exterior walls of the building of the demised premises in good repair and tenantable condition, unless the need for such maintenance and repairs are caused in part or in whole by the act, neglect, fault, or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such

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failure shall  persist for thirty (30) days after written  notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article thirteen (13) hereof for fire and other casualty, and except for Landlord's failure to timely repair as provided in this paragraph, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect, within the initial one hundred and thirty (30) days, however, thereafter Tenant may make those repairs that Landlord had been notified of in writing and failed to repair, in accordance with reasonable and customary building standards, and reduce from the next successive payments of rent the costs of those repairs.

         (b) TENANT. Tenant will, at Tenant's sole cost and expense, keep all other parts of the demised premises in good repair and tenantable condition during the term of this Lease and will replace at Tenant's expenses any and all incandescent and fluorescent lighting and ballast, any and all scratched or broken glass or doors, and any and all overhead doors, partition walls, plumbing and other mechanical or electrical equipment in and about said premises. Tenant will at the termination of this Lease by lapse or time or otherwise, return said premises to Landlord in as good condition as when received, loss by fire or windstorm and ordinary wear excepted.

         (c) ALTERATIONS. Tenant will make no material alterations, additions, installations, substitutions, or improvements in or to the premises without the written consent, and such consent shall not be unreasonably withheld, of the landlord which consent shall be subject to and upon such terms and conditions as Landlord may require and stipulate in such consent, including, without limitation, (a) physical and spatial limitation, (b) governmental approvals, (c) payment, (d) bonding, (e) subcontractors.

9.       ACCEPTANCE OF PREMISES.
         ----------------------

         Tenant having examined the premises is familiar with the condition thereof and relying solely on such examination will take them in their present condition, unless otherwise expressly agreed upon in writing. Tenant's having taken possession of the premises shall be conclusive evidence that the premises were in good order and satisfactory condition on the day Tenant took possession. No promise of the Landlord to alter, remodel, or improve the premises and no representation respecting the condition of the premises has been made by the Landlord to the Tenant, unless contained herein or made a part hereof, and Tenant will make no claim on account of any representations whatsoever, whether made by any officer or other representative of Landlord or which may be contained in any circular, or advertisement relating to the premises, unless the same is specifically set forth in this Lease.

10.      SECURITY.
         --------

         Tenant acknowledges that Tenant is solely responsible for the security of persons and property both within the demised premises and immediately outside the Premises and other common areas designated for the Tenant's use. Tenant agrees to indemnify and hold Landlord harmless from any loss, cost or damage to

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person or property occurring on or about the premises or common areas and to the extent practicable to purchase insurance to protect against such losses and naming both Landlord and Tenant as parties insured thereby, insuring the parties against any such claim.

11.      INDEMNIFICATION AND INSURANCE.
         -----------------------------

         (a) Indemnification. Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or to any other persons or for damage, or loss (by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damages, or loss, unless caused by or due to the negligence of Landlord, its agents or employees without comparative negligence on the part of Tenant, it being understood that no property, other than such as might normally be brought upon or kept in the premises as an incident to the reasonable use of the premises for the purposes herein permitted, will be brought upon or be kept in the premises.

         Tenant shall indemnify and save harmless Landlord and its agents against and from any and all claims arising from the conduct or management of the demised premises or of any business therein, or any work or thing whatsoever done, or any condition created or permitted to exist (other than by Landlord for Landlord's or Tenant's account) in or about the demised premises during the term of this Lease or during the period of time, if any, prior to the commencement of the term hereof that Tenant may have been given access to the demised premises, or arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or its or their employees, agents or contractors, and all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon.

         Tenant shall carry reasonable and customary public liability insurance, in amount of One Million ($1,000,000.00) Dollars and with companies and on forms reasonably acceptable to Landlord, naming both Landlord and Tenant as parties insured thereby, insuring the parties against any such claim. All such policies of insurance shall provide for not less than ten (10) days' notice to Landlord as a condition precedent to cancellation. Such policy shall be delivered to Landlord. Tenant shall provide Landlord with evidence of payment of renewal premiums or replacement of policy and payment of premiums not later than ten
(10) days prior to the expiration of any such policy.

         (b) INSURANCE PREMIUMS. Landlord shall at all times during the term hereof maintain in effect a policy or policies of insurance covering the Demised Premises, providing protection against any peril included within the classification "Fire and Extended Coverage," and at Landlord's option, flood insurance, insurance against sprinkler damage, vandalism, malicious mischief, earthquake damage and abatement or loss of rent in case of said insured casualties. Tenant shall not be obligated, responsible or liable to reimburse Landlord throughout the term of this Lease for any costs and expenses incurred by Landlord for such insurance.

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12.      DESTRUCTION OR DAMAGE.
         ---------------------

         In the event that the demised premises shall be destroyed or damaged or injured by fire or other casualty during the term of this Lease, whereby all or a part thereof shall be rendered untenantable, then Landlord shall have the right to make such premises tenantable by repair within sixty (60) days therefrom subject to extension for delays faced by Landlord due to adjustment of insurance proceeds, labor trouble, governmental controls, so called Acts of God, or any other cause beyond Landlord's reasonable control, but not to exceed ninety (90) days. If in Landlord's sole opinion, which must be rendered within thirty (30) days of the damage the premises are not capable of being rendered tenantable within said time or if in fact the premises are not rendered tenantable within said time either party shall have the option to cancel this Lease, by written notice to the other, and in the event of such cancellation the rental shall be paid only to the date of such fire or casualty and paid rent refunded. During any time that the demised premises are untenantable due to causes set forth in this paragraph, the rent or a just and fair proportion thereof shall be abated.

         No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the demised premises or of the building pursuant to this paragraph. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy.

         Notwithstanding any of the following provisions of this paragraph, if Landlord, or the lessor of any superior lease or the holder of any superior mortgage, as defined hereinafter, is unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the demised premises or the building by fire or other cause, by reason of some action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's rent, but the total amount of such rents not abated (which would otherwise have been abated) shall not exceed the amount of the uncollected insurance proceeds.

         Landlord will not carry separate insurance of any kind on Tenant's property, and except as provided by law or by reason of its fault or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

13.      COMPLIANCE WITH LAWS, INSURANCE.
         -------------------------------

         Tenant shall during the entire term of this Lease, comply with all statutes, ordinances, rules, orders, regulations, and requirements of the federal, State, County and City Government, and of any and all their Departments and Bureaus, applicable to said premises, and shall also comply with all rules, order, and regulations of the Southeastern Underwriters Association for the prevention of fires, all at Tenant's own cost and expense. If, by reason of any failure of Tenant to comply with the provisions of this paragraph after five (5) days' notice to cure, the rate of fire insurance with extended coverage on the building or equipment or other property of Landlord shall be higher than it

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otherwise would be, Tenant shall reimburse  Landlord at the higher rate.  Tenant shall reimburse Landlord, within five (5) days after written demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

14.      ADDITIONAL RENT - COMMON AREA MAINTENANCE.
         -----------------------------------------

         (a) UTILITIES. In addition to all rentals herein specified, Tenant's proportionate share shall be fifty (50%) of all utilities, used or consumed in or upon the Demised Premises, which shall include all electric power usage and charges, water usage and charges, and any garbage or trash collection fee imposed by any governmental authority, any Agency designated to collect such garbage or trash, as and when the charges therefor shall become due and payable.

         (b) REAL PROPERTY TAXES. Tenant agrees to pay to the Landlord throughout the term of this Lease, Tenant's Proportionate Share of all real estate taxes and all assessments which may be levied against Landlord by the local tax authorities and other governmental agencies. Tenant's proportionate share of real estate taxes shall be fifty (50%) percent of any increase over the base year which shall be 1995. Tenant will pay its proportionate share of real estate taxes after the end of each calendar year Landlord when the Landlord delivers to Tenant a computation of the Tenant's proportionate Share for the prior calendar year based upon the base year of 1995. Tenant shall pay said additional rent to Landlord within thirty (30) days after Landlord presents to Tenant its proportionate share.

         For the purposes of this Lease, the term "real estate taxes" shall include all real estate taxes, assessments, water and sewer rents (except water meter charges and sewer rent based thereon) and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, general and special, foreseen and unforeseen, and each and every installment thereof (including any interest on amounts which may be paid in installments) which shall or may, during the Lease term, be levied, assessed, imposed, become due and payable, or liens upon, or arising in connection with, the use, occupancy or possession of or become due and payable out of, or for, the entire demise premises or any part thereof, and all costs incurred by Landlord in contesting or negotiating the same with governmental authority. Tenant hereby waives any right it may have by statute or otherwise to protest real estate taxes so long as Landlord is contesting or negotiating the same with the governmental authority. Nothing herein contained shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, estate succession, transfer gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that if, any time after the date hereof the methods of taxation shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (a) a tax on the rents received from such real estate, or
(b) a license fee measured by the rents receivable by Landlord or any portion thereof, or (c) a tax or license fee imposed upon Landlord which is otherwise measured by or based in whole or part upon any portion thereof. In addition to the foregoing, should any governmental authority acting under any existing or future law, ordinance or regulation, levy, assess or impose a tax, excise and/or
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assessment upon or against this Lease,  the execution  hereof and/or the Minimum
Rent, Percentage Rent and other charges payable by Tenant to Landlord whether by way of substitution for or in addition to any existing tax or otherwise, and whether or not evidenced by documentary stamps or the like, Tenant shall be responsible for and shall pay such tax, excise and/or assessment, or shall reimbursed Landlord for the amount thereof, as the case may be, after Tenant has received thirty (30) days' written notification.

         (c) Common area maintenance (CAM) includes real estate taxes, power and electric usage, water usage, garbage and trash removal as above stated. The assessment as rent for any increase in real estate taxes will be based upon 1995 as the base year. Therefore, there will be no assessment of real estate taxes included in the CAM for the year 1995. Based upon the 1994 payments of electric charges, water charges, garbage and trash removal the CAM will be approximately $3.80 per square foot charges as additional rent. This additional rent will be presented to the Tenant subsequent to the end of this year and each consecutive year hereafter for Tenant's proportionate. An accounting will be provided when the Landlord provides the statement of additional rent to Tenant.

15.      DEFAULT, LANDLORD'S REMEDIES.
         ----------------------------

         All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude another or any other right or remedy provided by law.

         (a) If any voluntary or involuntary petition or similar pleading under any section of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any Court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, then and in any such event Landlord may, if Landlord so elects, but not otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease.

         (b) If the Tenant defaults in the payment of rent or in the prompt and full performance of any provisions of this Lease, or if the leasehold interest or the Tenant's business or fixtures of Tenant are levied upon under execution or attached by process of law, of if the Tenant makes an assignment for the benefit of creditors, or if a receiver is appointed for any property of the Tenant, or if the Tenant abandons the premises (abandoning shall be defined as vacating, deserting, or surrendering the property) then and in any such event the Landlord may, if the Landlord so elects, but not otherwise, and after three
(3) days' written notice thereof to Tenant, forthwith terminate this Lease and Tenant's right to possession of the demised premise or terminate only Tenant's right to possession hereunder. Whether or not Landlord so elects, Tenant agrees to pay interest to Landlord on any past due payment of rent unless such payment is made within ten days from the due date, at the interest rate of twelve (12%) percent per annum.

         (c) Upon any termination of this Lease, whether by lapse of time or otherwise the Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the premises in such event with or without process of law to expel or remove the Tenant and any others who may be occupying or within the premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's rights to rent or any other right given to

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the Landlord  hereunder or by operation of law. The Tenant  expressly waives the service of any demand for the payment of rent or for possession and the services of any notice of the Landlord's election to terminate this Lease or to re-enter the Landlord's election to terminate this Lease or to re-enter the Premises, except as provided for in subparagraph (b) of this paragraph, and agrees that the failure to cure any simple breach of any covenants or provisions of this Lease within thirty (30) days after Tenant has been given written notice of said Breach shall, of itself, without the service of any further notice or demand whatsoever, constitute an unlawful detainer by Tenant of the premises within the meaning of the Statutes of the State of Florida.

         (d) If the Tenant abandons the premises or otherwise entitles the Landlord so to elect, and the Landlord does elect to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may at the Landlord's option enter into the premises, remove the Tenant's signs and other evidence of tenancy, and take and hold possession thereof without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part from the Tenant's obligation to pay the rent hereunder for the full term, and in any such case the Tenant shall pay forthwith to the Landlord a sum equal to the entire amount of the rent reserved under paragraphs four (4) and sixteen (16) of the Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the Lease, the Landlord may, but need not, relet the premise or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord in the Landlord's sole discretion shall determine; however the Landlord shall use reasonable commercial and community standards, nevertheless, the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such reletting. In any such case, the Landlord may make repairs, alterations and additions in or to the premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable in order to restore the premises to their condition when the Tenant accepted the premises, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting, including that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of leasing commissions actually paid to obtain such reletting, repairs, alterations, additions, and redecorating, Tenant agrees to pay the amount of each monthly deficiency within five (5) days after written notification to Tenant; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Landlord, the Landlord, at the end of the stated term of Lease, shall account for the surplus to the Tenant.

         (e) Tenant hereby irrevocably appoints Landlord as agent and attorney-in-fact of Tenant, to enter upon the premises in the event of default by Tenant in the payment of any rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Tenant, and to remove any and all furniture and personal property whatsoever situated upon the premises. Any and all property which maybe removed from the premises by the Landlord pursuant to the authority of this Lease or of law to which the Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under landlord's control. Landlord may place such property in storage for the account of, and at the expense of Tenant, and if Tenant fails to pay the cost of storing such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all or such property in such manner and at such time and places as Landlord in his sole discretion may deem proper, without notice to or demand upon Tenant for the payment of any part of such charges or the removal of any of such property and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorney's fees; second, to the payment of the costs and charges of storing any property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant. The removal and storage of Tenant's property, as above provided, shall not constitute a waiver of Landlord's lien thereon.

16.      SUBORDINATION.
         -------------

         (a) AUTOMATIC SUBORDINATION. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases affecting the demised premises now or hereafter affect the demised premises and to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and mortgages and spreaders and consolidations of such mortgages (which leases and mortgages are sometimes collectively referred to herein for convenience as the "superior lease' or "superior mortgage"). This paragraph shall be self-operative and no further instrument of subordination shall be required to make it effective. However, Tenant shall promptly execute and deliver any instrument reasonably requested to evidence such subordination. Nothing contained within this paragraph shall have the effect of altering or modifying Tenant's rights under this lease.

         (b) NOTICE. Tenant agrees that in the event of any act or omission by the Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until he has notified in writing the holder of any such mortgage which at the time shall be a lien on the demised premises or the underlying lessor, if any of such act or omission, and shall have given such mortgages or underlying lessor ten days opportunity to cure said breach.

         (c) ATTORNMENT. If the lessor of any such lease or the holder of any such mortgage shall succeed to the rights of Landlord under this Lease, then at the request of such party succeeding to Landlord's rights and upon such successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to such successor Landlord and will execute such instruments as may be necessary or appropriate to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were, a direct lease between the successor Landlord and Tenant upon all the terms, conditions and covenants as are set forth in this Lease and shall be applicable after such attornment except that the successor Landlord shall not (i) be liable for any previous act or omission of Landlord under this Lease, (ii) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Tenant against Landlord and (iii) be bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one month's fixed rent unless such modification or prepayment shall have been expressly approved in writing by such Landlord or such holder through or by reason of which the successor Landlord shall have succeeded to the rights of Landlord under this Lease.

         (d) CERTIFICATE. Tenant shall deliver to Landlord or to its mortgagee, or auditors, or prospective purchaser, or the owner of the fee when requested by Landlord, a certificate to the effect that this Lease is in full force and that Lessor is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within ten (10) business days after written request shall be conclusive evidence that the Lease is in full force and effect and Landlord is not in default, and in such event, Tenant shall be estopped from asserting any defaults known to Tenant at that time.

17.      WAIVER.
         ------

         The failure of either the Landlord or Tenant to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any right or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall both continue and remain in full force and effect with respect to any subsequent breach, act or omission.

18.      WAIVER OF TRAIL BY JURY.
         -----------------------

         Landlord and Tenant hereby waive trial by jury in a summary proceeding or in any action based upon nonpayment of rent or failure of Tenant to pay any other payment defined hereunder as additional rent as required of Tenant. However, nothing contained herein shall be deemed a waiver by Tenant or Landlord of a trial by jury of any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the premise Tenant further agrees that it shall not interpose any counterclaim or counterclaims in any summary proceedings based on non payment of rent.

19.      RULES AND REGULATIONS.
         ---------------------

         It is mutually agreed that all the rules and regulations included with this instrument shall be and arc hereby made a part of this Lease, and Tenant covenants and agrees that it and its employees, servants and agents will at all times observe, perform and abide by said rules and regulations as they exist and as they may be amended hereafter from time to time.

20.      LIENS.
         -----

         Tenant further agrees that Tenant will pay all of Tenant's contractors, subcontractors, mechanics, laborers, materialmen and all others, and will indemnify Landlord against all reasonable legal costs and reasonable charges, bond premiums for release of liens, and reasonable counsel fees reasonably incurred in the commencement or defense of any suit by the Landlord to discharge any liens, judgments, or encumbrances against the premises caused or suffered by Tenant. It is understood and agreed between the parties hereto that the costs and charges above referred to shall be considered as rent due under this Lease payable upon demand.

         The Tenant shall not have any authority to create any liens for labor or material on the Landlord's interest in the above-described property, and all persons contracting with the Tenant for the doing of any work or the furnishing of any materials on or to the premises, and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look to the Tenant only to secure the payment of any bill for work done or material furnished during the term of this Lease.

21.      TRANSFER BY LANDLORD.
         --------------------

         In the event that the interest or estate of Landlord in the premises shall terminate by operation of law or bona fide sale of the premises or by execution or foreclosure sale, or for any other reason, then and in any such event Landlord shall be released and relieved from all liability and responsibility as to obligations to be performed by Landlord hereunder or otherwise. In such event Landlord's successor, by acceptance of rent from Tenant hereunder, and receipt of Tenant's security deposit shall become liable and responsible to Tenant in respect to all such obligations of Landlord under this Lease. However, Landlord shall not be relieved from any liability or responsibility as to any claim that occurred prior to Landlords termination by operation of law or bona fide sale of the premises or by execution or foreclosure sale, or for any other reason.

22.      CONDEMNATION.
         ------------

         In the event any portion of the demised premises is taken by any condemnation or eminent domain proceeding or should the demised premises be conveyed in lieu of such a taking and this Lease continues in force as to any part of the demised premises, as hereinafter provided, the base monthly rental herein specified to be paid shall be ratably reduced according to the area of the demised premises which is actually taken, as of the date of such taking, and tenant shall be entitled to no other consideration by reason of such taking, and any damages whatsoever suffered by Tenant and occasioned by such taking shall not entitle Tenant to share to and extend in any and all income, rent, awards or any interest therein whatsoever which may be made in connection with such a taking and Tenant does hereby relinquish and assigns to Landlord all Tenant's rights and equities in and to any such income, rent, awards or any interest therein. Nothing contained herein shall interfere with any rights that tenant may have independently against the condemning authority.

         In the event of a partial taking of the building, either by condemnation, eminent domain or conveyance in lieu thereof, Landlord or Tenant may elect to terminate this Lease if the remaining area of the building shall not be reasonably sufficient for Landlord or Tenant to continue feasible and economical operation of the remaining portion of the building, and, in the event of a partial taking of the demised premises, Tenant may elect to terminate this Landlord if the remaining area of the demised premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business. Either party hereto shall give notice of such election to the other not later than thirty (30) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of the taking, whichever occurs later. Upon the giving of such notice this Lease shall terminate on the date of service of such notice, and the rents apportioned to the part of the demised premises so taken shall be prorated and adjusted as of the date of the taking and the rents apportioned to the remainder of the demised premises shall be prorated and adjusted as of such termination date.

         Should all the demised premises be so taken, this Lease shall terminate as of the date of such a taking and in that event Tenant shall be entitled to no damages or any consideration by reason of such taking, except the cancellation and termination of Tenant's obligations under this Lease as of the date of said taking.

23.      PEACEFUL POSSESSION.
         -------------------

         So long as Tenant pays all of the fixed rent and additional rent and charges due hereunder and performs all of Tenant's other obligations hereunder Tenant shall peaceably and quietly have, hold and enjoy the demised premise throughout the term of the Lease, without interference or hindrance by Landlord or any person claiming by, through or under Landlord.

24.      ACCESS, CHANGES IN BUILDING FACILITIES NAME.
         -------------------------------------------

         Except for the inside surfaces of all walls, windows and doors bounding the demised premises, all of the building, including exterior building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the demised premises, and any space in or adjacent to the demised premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the demised premises for the purpose of operation, maintenance, decoration and repair, are reserved to Landlord, notwithstanding Tenant's obligations to maintain and repair as elsewhere set forth herein, which obligations are not negated by Landlord's reservation and right of access set forth herein.

         Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the demised premises.

         Landlord and Landlord's agent shall have the right, upon request, to enter or pass through the demised premises or any part thereof, at reasonable times during reasonable hours and upon reasonable notice (i) to examine the demised premises and to show them to the fee owners, lessors of superior leases, holders of superior mortgages, or prospective purchasers, mortgagees or lessees of the building as an entirety, and (ii) for the purpose of making such repairs or changes in or to the demised premises or in or to the building or its facilities as may be provided for by this Lease or any may be mutually agreed upon by the parties or as Landlord may be required to make by law in order to repair and maintain the building or its fixtures or facilities. Landlord shall be allowed to take all materials into and upon the demised premises that may be required for such repairs, changes or maintenance, without liability to Landlord. Landlord shall use best efforts to complete repairs in such a manor so as not to unreasonably interfere with tenant's quiet enjoyment of the premises. Landlord shall also have the right to enter on and/or pass through the demised premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the demised premises or the building.

         During the period of eighteen (18) months prior to the end of the term hereof, Landlord may exhibit the demised premises to prospective tenants, upon advance and proper notification to Tenant.

         Landlord reserves the right, at any time after completion of the building, without incurring any liability to Tenant therefor, to make such changes in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, loading docks and stairways thereof, as it may deem necessary or desirable. In other than any situation which Landlord deems it necessary to preserve, secure, or reduce further damage, the Landlord shall provide Tenant with five (5) days' written notice prior to commencement of said repairs to Tenant's premises.

         Landlord may adopt any name for the building. Landlord reserves the right to change the name or address of the building at any time.

25.      SURRENDER, HOLDING OVER.
         -----------------------

         On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the demised premises, Tenant shall peaceably and without notice of any sort, quit and surrender the demised premises to Landlord in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as landlord is required to repair or restore under the terms of this Lease, and Tenant shall remove all of the Tenant's property therefrom. Tenant specifically agrees, that in the event Tenant retains possession and does not so quit or surrender the demised premises to Landlord, then Tenant shall pay to Landlord (i) all reasonable damages that Landlord may suffer on account of Tenant's failure to so surrender and quit the demised premises, and Tenant will indemnify and save Landlord harmless from and against any and all claims made by any succeeding tenant of the demised premises against Landlord on account of delay of Landlord in delivering possession of the demised premises to said succeeding tenant to the extent that such delay is occasioned by the failure of Tenant to so quit and surrender said premises and (ii) rent for each month or any applicable portion of a month of such holding over at twice the amount payable for the month immediately preceding the termination of this Lease, during the time the Tenant thus remains in possession. The provisions of this paragraph do not waive any of the Landlord's rights of re-entry or any other right under the terms of this Lease. If Tenant shall fail to surrender the premises as herein provided, no new tenancy shall be created and Tenant shall be guilty of unlawful detainer. No surrender of this Lease or of the premises shall be binding on the Landlord unless acknowledged by Landlord in writing.

26.      CONSTRUCTION, APPLICABLE LAW.
         ----------------------------

         The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Landlord or Tenant, the obligations imposed hereunder upon the Landlord or Tenant shall be joint and several. The section headings or titles in this Lease are not a part hereof and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be construed and enforced under the laws of the State of Florida. Should any provisions of this Lease be illegal or unenforceable under such laws, it or they shall be considered severable and this Lease and its conditions shall remain in force and be binding upon the parties hereto just as though the illegal or unenforceable provisions had never been included herein.

27.      BROKER.
         ------

         Landlord and Tenant covenants, warrants and represents, each to the other, that there were not conversations or negotiations concerning the renting of the demised premises with any broker(s). Each party agrees to hold the other harmless from and against, and agrees to defend at it own expense, any and all claims for a brokerage commission arising out of any alleged conversation or negotiations had by such party with any person.

28.      NOTICES.
         -------

         Any notice, statement, demand or other communication required or permitted to be made by either party to the other, pursuant to this Lease or pursuant or any applicable law, shall be in writing and shall be deemed to have been properly given and made if sent by registered or certified mail, return receipt requested, addressed to the other party at the address hereinafter set forth or at such other address as may hereafter be designated by either party by notice to the other and shall be deemed to have been given or made on the day so mailed. Either party may, by notice given as aforesaid, designate a different address or addresses or notices, statements, demands or other communications intended for it.

Notice to Landlord:          LBJ PROPERTIES
                             11900 S.W. 72 Place
                             Miami, Dade County, Florida  33156

Notice to Tenant:            LEE'S ACQUISITION CORP.
                             7350 N.W. 7th Street
                             Miami, Florida  33126

29.      ENTIRE AGREEMENT.
         ----------------

         The undersigned hereby acknowledges that the Lease Agreement contains the entire agreement between the parties hereto and all previous negotiations leading hereto, and it may be modified only by agreement in writing signed and sealed by the Landlord and Tenant.

         IN WITNESS WHEREOF, The Landlord and Tenant have duly signed and executed these presents at the City of Miami, Dade County, Florida on this 2nd day of October, 1995.



Signed, Sealed and Delivered in the           LANDLORD:
Presence of:
                                              LBJ PROPERTIES, a Florida general
                                              partnership


                                       By:    /s/ Jules Pincus
---------------------------------             ----------------------------------
                                              Jules Pincus, General Partner

---------------------------------
(As to Landlord)


                                              TENANT:

                                              LEE'S ACQUISITION CORP.


                                       By:    /s/ George Fernandez
----------------------------------            ----------------------------------
                                              George Fernandez, President

----------------------------------
(As to Tenant)



ATTEST:

----------------------------
Secretary

                              RULES AND REGULATIONS
                              ---------------------


1. The sidewalks, entrances, passages, stairways, corridors, or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Demised Premises.

2. No awnings or other projections shall be attached to the outside walks of the building without the prior written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord.

3. No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted, or affixed by any Tenant on any part of the outside or inside of the Demised Premises or building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and directory table shall be inscribed, painted or affixed at the expense of the Tenant, and shall be of a size, color, and style acceptable to the Landlord.

4. The doors that reflect or admit light and air into the halls, passageways, or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any parcels or other materials be placed in the doorways.

5. The water and was closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and so sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with prior written consent of the Landlord, and as it may direct.

7. No animals of any kind shall be maintained or kept in or about the premises, by the Tenant. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

8. No Tenant shall make, or permit to be made, any objectionable or disturbing noises or disturb or interfere with occupants of this neighboring buildings or Premises or those having business with them, whether by the use of any musical instrument, radio, unmusical noise, or in any other way. No Tenant shall throw anything out of the doors, windows, or skylights, or down the passageways.

9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any change be made in existing locks or the mechanism thereof, unless Landlord shall first be provided means of access in case of emergency. Each Tenant must, upon termination of his tenancy, restore to the Landlord all keys of offices and toilet rooms either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost of thereof.

10. No Tenant shall occupy or permit any portion of the premise demised to him to be used for manufacturing, for residential purposes or for the possession, storage, manufacture, or sale of liquor or unlicensed narcotics.

11. The premises shall not be used for gambling, lodging or sleeping or for any immoral or illegal purposes.

12. Canvassing, soliciting, and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

13. The Landlord specifically reserves the right to refuse admittance to the building after hours, or on Sundays or on legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the Landlord's judgment, would be denied access to the premise .

14. No Tenant, nor any of the Tenant's servants, employees agents, visitor, or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible, or explosive fluid, chemical, or substance.

15. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises, and for the preservation of good order therein, and any such other of further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

16. The Tenant assumes all risk of any damage to Tenant's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about said premises or from any act of negligence of any co-tenant or occupants of the building, or for any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever. The Landlord shall not be liable for any water damage whatever.


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